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                                                                  EXHIBIT 10(gg)


                    SPACE ABOVE THIS LINE FOR RECORDER'S USE

                                              After recording, please return to:
                                              M. Arthur Gambill, Esq.
                                              Kilpatrick Stockton LLP
                                              1100 Peachtree Street, Suite 2800
                                              Atlanta, Georgia 30309-4530

STATE OF GEORGIA

COUNTY OF DECATUR

STATE OF GEORGIA                                                 CROSS REFERENCE

COUNTY OF FULTON                                          Deed Book Z22, Page 21
                                                 Decatur County, Georgia Records

                                                         Deed Book A 26, Page 79
                                                 Decatur County, Georgia Records

                               SECOND AMENDMENT TO
                           SECURITY DEED AND AGREEMENT

                  THIS SECOND AMENDMENT TO SECURITY DEED AND AGREEMENT (this "SECOND AMENDMENT") is made effective as of the 4th day of August, 2003, by and between LYNCH SYSTEMS, INC., a South Dakota corporation ("GRANTOR"), and SUNTRUST BANK, a Georgia banking corporation ("GRANTEE").

                                   WITNESSETH:

                  WHEREAS, Grantor executed and delivered to Grantee that certain Security Deed and Agreement dated as of March 30, 2001, and recorded in Deed Book Z22, beginning at Page 21, in the Office of the Clerk of the Superior Court of Decatur County, Georgia (the "SECURITY DEED"), covering and conveying all right, title and interest of Grantor in and to all that tract of land described on Exhibit "A" thereto located in Decatur County, Georgia (the "ORIGINAL

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ENCUMBERED PROPERTY") and securing Grantor's payment and performance of that certain promissory note dated March 30, 2001, made by Grantor in favor of Grantee, in the original principal amount of Ten Million and No/100 Dollars ($10,000,000.00), bearing interest and being due and payable as therein provided, with a final payment being due thereunder on August 30, 2002 (hereinafter called the "2001 REVOLVER NOTE");

                  WHEREAS, Grantor also made and delivered to Grantee that certain promissory note dated June 10, 2002, in the original principal amount of Seven Million and No/100 Dollars ($7,000,000.00), bearing interest and being due and payable as therein provided, which promissory note was issued in replacement of and substitution for the 2001 Revolver Note with a final payment being due thereunder on May 30, 2003 (the "2002 REVOLVER NOTE");

                  WHEREAS, in order to modify and amend the Security Deed to reflect that the indebtedness secured by the Security Deed was evidenced by the 2002 Revolver Note, Grantor and Grantee executed that certain First Amendment to Security Deed and Agreement dated June 10, 2002, which was recorded in Deed Book A-26, beginning at Page 79, in the Office of the Clerk of the Superior Court of Decatur County, Georgia (the "FIRST AMENDMENT");

                  WHEREAS, Grantor also made and delivered to Grantee that certain promissory note dated May 30, 2003, in the original principal amount of Seven Million and No/100 Dollars ($7,000,000.00), bearing interest and being due and payable as therein provided, which promissory note was issued in replacement of and substitution for the 2002 Revolver Note with a final payment being due thereunder on May 29, 2004 (the "2003 REVOLVER NOTE");

                  WHEREAS, Grantor contemporaneously with the execution and delivery of this Second Amendment, has also made and delivered to Grantee that certain promissory note dated as of August 4, 2003, in favor of Grantee, in the original principal amount of Four Hundred Ninety-Eight Thousand And No/100 Dollars ($498,000.00), bearing interest and being due and payable as therein provided, with a final payment being due thereunder on August 1, 2013 (the "TERM NOTE");

                  WHEREAS, after the recording of the First Amendment, Grantor and Grantee determined that certain tracts or parcels of land in the City of Bainbridge, Georgia lying in Land Lot 223 of the 15th Land District of Decatur County, Georgia were inadvertently omitted from Exhibit "A" attached to the Security Deed (such inadvertently omitted tracts or parcels of land are described in Exhibit "A" attached hereto and made a part hereof by reference and are hereinafter referred to as the "ADDITIONAL ENCUMBERED PROPERTY");

                  WHEREAS, Grantor and Grantee now desire to modify and amend the Security Deed in order to reflect that: (i) the lien and security title of the Security Deed shall also cover and convey the Additional Encumbered Property; and (ii) to reflect that the indebtedness secured by the Security Deed is now evidenced by the 2003 Revolver Note and the Term Note.

                  NOW THEREFORE, for and in consideration of the foregoing premises and the sum of Ten and No/100 Dollars ($10.00) cash in hand paid by each party hereto to the other, and

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other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Grantee hereby agree as follows:

1. AMENDMENT TO DEFINITION OF NOTE. The Security Deed, as previously modified and amended by the First Amendment, is hereby further modified and amended (i) by deleting the following from the third page thereof:

                  "THIS INSTRUMENT IS A DEED passing legal title pursuant to the laws of the State of Georgia governing deeds to secure debt, and is also a security agreement granting a present and continuing security interest and security title in the portion of the Premises constituting personal property or fixtures, pursuant to the Uniform Commercial Code of the State of Georgia, and it is not a mortgage. This security deed and agreement is made and intended to secure payment and performance of the following: (i) any indebtedness of Grantor to Grantee evidenced by that certain Promissory Note dated as of June 10, 2002, made by Grantor and payable to the order of Grantee, in the original principal amount of SEVEN MILLION AND NO/100 DOLLARS ($7,000,000.00), bearing interest and being due and payable as therein provided, with a final payment being due thereunder on May 30, 2003 (hereinafter called the "Note");
         (ii) any and all renewal or renewals, extension or extensions, replacement or replacements, modification or modifications thereof, and substitution or substitutions therefor, either in whole or in part;
         (iii) all advances, if any, made by Grantee pursuant to the terms of this security deed and agreement; (iv) all expenses incident to the collection of the indebtedness secured by this security deed and agreement; and (v) all duties and obligations of Grantor under this security deed and agreement. The obligations and indebtedness which this security deed and agreement is given to secure are hereinafter sometimes collectively called the "Indebtedness". This security deed and agreement is hereinafter sometimes called this "Security Deed".

and (ii) by simultaneously substituting in lieu thereof the following:

                  "THIS INSTRUMENT IS A DEED passing legal title pursuant to the laws of the State of Georgia governing deeds to secure debt, and is also a security agreement granting a present and continuing security interest and security title in the portion of the Premises constituting personal property or fixtures, pursuant to the Uniform Commercial Code of the State of Georgia, and it is not a mortgage. This security deed and agreement is made and intended to secure payment and performance of the following: (i) any indebtedness of Grantor to Grantee evidenced by
         (1) that certain promissory note dated as of May 30, 2003 in the principal amount of SEVEN MILLION AND NO/100 DOLLARS ($7,000,000.00) bearing interest as provided therein, and providing, among other things, for final payment of principal and interest thereunder, if not sooner paid, to be due on or before May 29, 2004 (the "Revolver Note") and (2) and that certain promissory note dated August 4, 2003 in the principal amount of FOUR HUNDRED NINETY EIGHT THOUSAND AND NO/100 DOLLARS ($498,000.00) bearing interest as provided therein, and providing, among other things, for final payment of principal and interest thereunder, if not sooner paid or payable as provided therein, to be due on or before August 1, 2013
         (the "Term Note" ) (the Revolver Note and the Term Note, together with all notes issued and accepted in substitution or exchange therefor, and as any of the foregoing may from time to time be modified, extended, renewed, consolidated, restated or replaced, are hereinafter sometimes collectively referred to as the "Note"), the Note by this reference thereto being incorporated herein; (ii) any and all renewal or renewals, extension or extensions, replacement or replacements, modification or modifications thereof, and substitution or substitutions therefor, either in whole or in part; (iii) all advances, if any, made by Grantee pursuant to the terms of this security deed and agreement; (iv) all expenses incident to the collection of the indebtedness secured by this security deed and agreement; and (v) all duties and obligations of Grantor under this security deed and agreement. The obligations and indebtedness which this security deed and agreement is given to secure are hereinafter sometimes collectively called the "Indebtedness". This security deed and agreement is hereinafter sometimes called this "Security Deed".

2.       ADDITIONAL ENCUMBERED PROPERTY.

         (a) The security lien, security interest, security title and assignments created and conveyed by the Security Deed are hereby extended and spread to cover the Additional Encumbered Property described in EXHIBIT "A" attached hereto.

         (b) The Security Deed is hereby modified and amended by (i) deleting in its entirety the description of the Original Encumbered Property contained in EXHIBIT "A" attached thereto, and (ii) substituting in lieu thereof the description of real property contained in EXHIBIT "B", attached hereto and incorporated herein by reference, which description includes the Original Encumbered Property and the Additional Encumbered Property.

         (c) All references in the Security Deed to "Property" shall from and after the date hereof be deemed references to the Original Encumbered Property and the Additional Encumbered Property as described in EXHIBIT "B" attached hereto.

         (d) Grantor hereby irrevocably and absolutely does by these presents GRANT, BARGAIN, CONVEY, TRANSFER, ASSIGN AND SELL to Grantee, its successors and assigns, with all powers of sale (if any) and all statutory rights under the laws of the State of Georgia, and grants to Grantee a security interest in, all of Grantor's present and hereafter acquired estate, right, title and interest in, to and under the Additional Encumbered Property, together with: (i) all buildings, structures and other improvements now or hereafter located on the Additional Encumbered Property or on any part or parcel of the Additional Encumbered Property, hereinafter called the "Additional Improvements"; (ii) all and singular the tenements, hereditaments, easements and appurtenances belonging to the Additional Encumbered Property or in anywise appertaining to the Additional Encumbered Property, and the reversion or reversions, remainder or remainders thereof; (iii) all leases, undertakings to lease, contracts to rent, usufructs and other agreements for use, occupancy or possession now or hereafter in force with respect to the

Additional Encumbered Property or any part or parcel of the Additional Encumbered Property or any of the Additional Improvements, and any and all other agreements, contracts, licenses, permits and arrangements now or hereafter affecting the Additional Encumbered Property or any part or parcel of the Additional Encumbered Property or any of the Additional Improvements, whether written or oral and whether now or hereafter made or executed and delivered, hereinafter collectively called the "Additional Leases"; (iv) all rents, issues, income, revenues and profits now or hereafter accruing from, and all accounts and contract rights now or hereafter arising in connection with, the Additional Encumbered Property or any part or parcel of the Additional Encumbered Property or any of the Additional Improvements, including without limitation all rents, issues, income, revenues and profits accruing from, and all accounts and contract rights arising in connection with, the Additional Leases, together with all monies and proceeds now or hereafter due or payable with respect thereto or on account thereof, and all security deposits, damage deposits and other funds paid by any lessee, sublessee, tenant, subtenant, licensee, permittee or other obligee under any of the Additional Leases, whether paid in a lump sum or installments, all of which are hereinafter collectively called the "Additional Rents"; (v) all minerals, flowers, crops, trees, timber, shrubbery and other emblements now or hereafter located on the Additional Encumbered Property or under the Additional Encumbered Property or on or under any part or parcel of the Additional Encumbered Property; (vi) all estates, rights, title and interest in the Additional Encumbered Property, or in any part or parcel of the Additional Encumbered Property; (vii) all equipment, machinery, apparatus, fittings, furniture, furnishings and personal property of every kind or description whatsoever owned by Grantor or in which Grantor has an interest, now or hereafter located on the Additional Encumbered Property or on any part or parcel of the Additional Encumbered Property or in or on any of the Additional Improvements, and used in connection with the operation or maintenance of the Additional Encumbered Property or any of the Additional Improvements, all accessions and additions to and replacements of the foregoing and all proceeds (direct and remote) of the foregoing, including without limitation all plumbing, heating, lighting, ventilating, refrigerating, water-heating, incinerating, air-conditioning and heating, and sprinkling equipment and systems, and all screens, awnings and signs; (viii) all fixtures (including all trade, domestic and ornamental fixtures) owned by Grantor or in which Grantor has an interest, now or hereafter on the Additional Encumbered Property or on any part or parcel of the Additional Encumbered Property or in or on any of the Additional Improvements, whether actually or constructively attached or affixed, including without limitation all plumbing, heating, lighting, ventilating, refrigerating, water-heating, incinerating, air-conditioning and heating, and sprinkling fixtures, and all screens, awnings and signs which are fixtures; (ix) all building materials, supplies, goods, machinery and equipment delivered to the Additional Encumbered Property and placed on the Additional Encumbered Property for the purpose of being affixed to or installed or incorporated or otherwise used in or on the Additional Encumbered Property or any part or parcel of the Additional Encumbered Property or any of the Additional Improvements, and all accessions and additions to and replacements of the foregoing and all proceeds (direct or remote) of the foregoing; (x) all payments, awards, judgments and settlements (including interest thereon) to which Grantor may be or become entitled as a result of the exercise of the right of eminent domain with respect to the Additional Encumbered Property or any part or parcel of the Additional Encumbered Property or any of the Additional Improvements; and (xi) all policies of insurance which insure against loss or damage to any property described above and all proceeds from and payments under such policies. The Additional Encumbered Property and all of the foregoing are hereinafter sometimes collectively called the "Additional Premises".

         TO HAVE AND TO HOLD the Additional Premises with all rights, privileges and appurtenances thereunto belonging, and all income, rents, royalties, revenues, issues, profits and proceeds therefrom, unto Grantee, its successors and assigns, forever, for the uses and purposes herein expressed.

         (e) All references in the Security Deed to "Improvements" shall from and after the date hereof be deemed references to the Improvements (as defined in the Security Deed) and the Additional Improvements, as defined herein.

         (f) All references in the Security Deed to "Premises" shall from and after the date hereof be deemed references to the Premises (as defined in the Security Deed) and the Additional Premises, as defined herein.

         (g) All references in the Security Deed to "Leases" shall from and after the date hereof be deemed references to the Leases (as defined in the Security Deed) and the Additional Leases, as defined herein.

         (h) All references in the Security Deed to "Rents" shall from and after the date hereof be deemed references to the Rents (as defined in the Security Deed) and the Additional Rents, as defined herein.

         (i) Grantor warrants that Grantor has fee simple title to the Additional Premises, that Grantor is lawfully seized and possessed of the Additional Premises, that Grantor has the right to convey the Additional Premises, that the Additional Premises are unencumbered except by the matters set forth in Exhibit "C" attached hereto and incorporated herein by reference and that Grantor shall forever warrant and defend the title to the Additional Premises unto Grantee against the claims of all persons whomsoever, other than claims arising under any matter set forth on Exhibit "C" hereof.

3.       INTANGIBLE RECORDING TAX.

         (a) The Revolver Note constitutes a "short-term note secured by real estate" as defined by O.C.G.A. Section 48-6-60(4). Accordingly, no State of Georgia intangible recording tax shall be payable with respect to the Revolver Note.

         (b) The Term Note constitutes a "long term note secured by real estate" as defined by O.C.G.A. Section 48-6-60(3). Accordingly, a State of Georgia intangible recording tax shall be payable with respect to the Term Note at the rate of $1.50 per $500 of the principal amount of the Term Note. Upon the filing for recordation of this Second Amendment in Decatur County, Georgia, the State of Georgia intangible recording tax shall be payable to the Clerk of the Superior Court of Decatur County, Georgia in the amount of $1,494.00.

         4. RATIFICATION. Except as expressly modified and amended by the First Amendment and this Second Amendment, the Security Deed is and shall remain in full force and effect. This Second Amendment is not intended to be nor shall it constitute a novation of the Security Deed or of the indebtedness secured thereby. Grantor hereby ratifies, confirms and approves the Security Deed as previously modified in the First Amendment, and as further modified herein and agrees that the same constitutes the valid and binding obligation of Grantor and is enforceable by Grantee in accordance with its terms.

         5. GOVERNING LAW. This Second Amendment shall be governed by, construed, interpreted and enforced in accordance with the laws of the State of Georgia.

         6. BINDING EFFECT. This Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

         7. DEFINITIONS. Each capitalized term used in this Second Amendment shall have the meaning ascribed to it in the Security Deed, as previously modified and amended by the First Amendment, unless such term is otherwise defined in this Second Amendment or the context requires otherwise.

         8. COUNTERPARTS. This Second Amendment may be executed and acknowledged in counterparts, all of which executed and acknowledged counterparts shall together constitute a single document.

                  [Remainder of page intentionally left blank]

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                  IN WITNESS WHEREOF, Grantor and Grantee have executed and
delivered this Second Amendment, and have affixed their seals hereto, all as of the day and year first written above.

                                             GRANTOR:

Signed, sealed and delivered in              LYNCH SYSTEMS, INC.,
the presence of:                             a South Dakota corporation

[ILLEGIBLE]                                  By: /s/ [ILLEGIBLE]
---------------------------                  -------------------------------
Unofficial Witness                           President

[ILLEGIBLE]
---------------------------
Notary Public                                 Attest:

My Commission Expires:
          [STAMP]                             [ILLEGIBLE]
---------------------------                   ----------------------------------
                                              Secretary

(NOTARIAL SEAL)                                                 (CORPORATE SEAL)

       [Signature Page to Second Amendment to Security Deed and Agreement]

IN WITNESS WHEREOF, Grantor and Grantee have executed and delivered this Second Amendment, and have affixed their seals hereto, all as of the day and year first written above.

                                        GRANTEE:

Signed, sealed and delivered in         LYNCH SYSTEMS, INC., a South Dakota
presence of:                            corporation

_______________________________         By:_____________________________________
Unofficial Witness                         Chief Financial Officer

_______________________________
Notary Public                             (CORPORATE SEAL)

My Commission Expires:
_______________________________
(NOTARIAL SEAL)

                                        GRANTEE:

Signed, sealed and delivered in         SUNTRUST BANK,
the presence of:

[ILLEGIBLE]                             By: /s/ Valerie Whiteman
-------------------------------             ------------------------------------
Unofficial Witness                          Valerie Whiteman, Its Vice President

[ILLEGIBLE]
-------------------------------
Notary Public

My Commission Expires:
[STAMP]
-------------------------------
(NOTARIAL SEAL)
1